SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 6, 2008

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On May 6, 2008, the Registrant issued a press release in which it announced its unaudited financial results for the first quarter ended March 31, 2008.

The full text of the press release issued by the Registrant is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.01  Regulation FD Disclosure

On May 6, 2008, the Registrant held a conference call hosted by its Chairman and Interim Chief Executive Officer, Frank Stronach.  The full text of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

The information contained under this item 7.01 (including Exhibit 99.2) shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.1	Earnings Press Release dated May 6, 2008.

Exhibit 99.2	Copy of Conference Call transcript held on May 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

May 8, 2008	by:	/w/William G. Ford
William G. Ford,
Secretary